Capital Estimates

2026 – 2027

Budget de capital

2026 – 2027

New Nouveau Brunswick

Capital Estimates 2026-2027

Published by:
Department of Finance and Treasury Board
Province of New Brunswick
P.O. Box 6000
Fredericton, New Brunswick
E3B 5H1
Canada

Internet: www.gnb.ca/finance

December 2025

Cover:
Executive Council Office (22-00085)

Printing and Binding:
Printing Services, Service New Brunswick

ISBN 978-1-4605-4231-6 (Bilingual Print Edition)
ISBN 978-1-4605-4232-3 (PDF: Bilingual edition)

ISSN 0845-6372

Printed in New Brunswick

Budget de capital 2026-2027

Publié par :
Ministère des Finances et du Conseil du Trésor
Province du Nouveau-Brunswick
Case postale 6000
Fredericton (Nouveau-Brunswick)
E3B 5H1
Canada

Internet : www.gnb.ca/finances

décembre 2025

Couverture :
Bureau du Conseil exécutif (22-00085)

Imprimerie et reliure :
Services d'imprimerie, Service Nouveau-Brunswick

ISBN 978-1-4605-4231-6 (édition bilingue imprimée)
ISBN 978-1-4605-4232-3 (PDF : édition bilingue)

ISSN 0845-6372

Imprimé au Nouveau-Brunswick

Think Recycling! Pensez à recycler!

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2026-2027

TABLE OF CONTENTS / TABLE DES MATIÈRES

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2025-2026 ESTIMATE / PRÉVISIONS	2025-2026 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2026-2027 ESTIMATE / PRÉVISIONS
715	655	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	2,150
1,605	1,605	Education and Early Childhood Development / Éducation et Développement de la petite enfance	1,335
1,000	997	Environment and Local Government / Environnement et Gouvernements locaux	1,000
0	0	General Government / Gouvernement général	5,000
40,280	40,280	Health / Santé	42,294
17,350	17,850	Natural Resources / Ressources naturelles	30,610
44,085	44,085	New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick	77,817
2,200	2,200	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	5,200
33,075	33,075	Regional Development Corporation / Société de développement régional	39,480
23,354	25,000	Social Development / Développement social	24,781
19,017	19,017	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	20,091
1,075,265	1,029,362	Transportation and Infrastructure / Transports et Infrastructure	1,220,085
1,257,946	1,214,126	TOTAL - CAPITAL EXPENDITURES / TOTAL - DÉPENSES EN CAPITAL	1,469,843

Note: / Remarque:

The capital construction and capital improvement expenditures for government departments are voted under the Public Works and Infrastructure program in the Department of Transportation and Infrastructure. / Les dépenses relatives aux installations permanentes et à l'amélioration des biens immobiliers sont votées dans le cadre du programme Travaux publics et infrastructure du ministère des Transports et de l'Infrastructure.

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /
MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES

(In thousands of dollars / En milliers de dollars)

2025-2026 ESTIMATE / PRÉVISIONS	2025-2026 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2026-2027 ESTIMATE / PRÉVISIONS
315	315	Capital Equipment / Biens d'équipement	250
400	340	Strategic Infrastructure / Infrastructure stratégique	1,900
715	655	TOTAL	2,150

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /
MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES

(In thousands of dollars / En milliers de dollars)

CAPITAL EQUIPMENT		BIENS D'ÉQUIPEMENT
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To replace research and scientific equipment.		Pour le remplacement des équipements de recherche et du matériel scientifique.
TOTAL	250	TOTAL
STRATEGIC INFRASTRUCTURE		INFRASTRUCTURE STRATÉGIQUE
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide capital investments in strategic infrastructure projects to support the continued development of the agriculture, aquaculture and fisheries sectors.		Fournir des investissements en capital pour des projets d'infrastructure stratégique afin d'appuyer le développement continu des secteurs de l'agriculture, de l'aquaculture et des pêches.
TOTAL	1,900	TOTAL
TOTAL - TO BE VOTED	2,150	TOTAL - À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE

(In thousands of dollars / En milliers de dollars)

2025-2026 ESTIMATE / PRÉVISIONS	2025-2026 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2026-2027 ESTIMATE / PRÉVISIONS
1,605	1,605	Public Schools - Capital Equipment / Écoles publiques - Biens d'équipement	1,335
1,605	1,605	TOTAL	1,335

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE

(In thousands of dollars / En milliers de dollars)

PUBLIC SCHOOLS - CAPITAL EQUIPMENT / ÉCOLES PUBLIQUES - BIENS D'ÉQUIPEMENT

PROGRAM OBJECTIVES

To equip schools in concert with the capital construction program.

OBJECTIFS DU PROGRAMME

Équiper les écoles en fonction du programme de construction d'immobilisations.

TOTAL	1,335	TOTAL
TOTAL - TO BE VOTED	1,335	TOTAL - À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX

(In thousands of dollars / En milliers de dollars)

2025-2026 ESTIMATE / PRÉVISIONS	2025-2026 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2026-2027 ESTIMATE / PRÉVISIONS
1,000	997	Rural Districts / Districts ruraux	1,000
1,000	997	TOTAL	1,000

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX

(In thousands of dollars / En milliers de dollars)

RURAL DISTRICTS / DISTRICTS RURAUX

PROGRAM OBJECTIVES

To assist rural districts in the purchase of emergency equipment, construction and repair of fire halls as well as repairs to community centers and recreation facilities.

OBJECTIFS DU PROGRAMME

Aider les districts ruraux à se procurer de l'équipement d'urgence, à construire et réparer les postes d'incendie et à réparer les centres communautaires et les installations de loisir.

TOTAL	1,000	TOTAL
TOTAL - TO BE VOTED	1,000	TOTAL - À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

GENERAL GOVERNMENT / GOUVERNEMENT GENERAL

(In thousands of dollars / En milliers de dollars)

2025-2026 ESTIMATE / PRÉVISIONS	2025-2026 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2026-2027 ESTIMATE / PRÉVISIONS
0	0	Strategic Infrastructure / Infrastructure stratégique	5,000
0	0	TOTAL	5,000

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
GENERAL GOVERNMENT / GOUVERNEMENT GENERAL

(In thousands of dollars / En milliers de dollars)

STRATEGIC INFRASTRUCTURE / INFRASTRUCTURE STRATÉGIQUE

PROGRAM OBJECTIVES

To provide capital investments in strategic infrastructure projects for the province.

OBJECTIFS DU PROGRAMME

Fournir des investissements en capital dans des projets d'infrastructure stratégiques pour la province.

TOTAL	5,000	TOTAL
TOTAL - TO BE VOTED	5,000	TOTAL - À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ

(In thousands of dollars / En milliers de dollars)

2025-2026 ESTIMATE / PRÉVISIONS	2025-2026 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2026-2027 ESTIMATE / PRÉVISIONS
40,280	40,280	Public Hospitals - Capital Equipment / Hôpitaux publics - Biens d'équipement	42,294
40,280	40,280	TOTAL	42,294

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ

(In thousands of dollars / En milliers de dollars)

PUBLIC HOSPITALS - CAPITAL EQUIPMENT

PROGRAM OBJECTIVES

To fund medical equipment replacement valued in excess of one hundred thousand dollars.

TOTAL	42,294
TOTAL - TO BE VOTED	42,294

HÔPITAUX PUBLICS - BIENS D'ÉQUIPEMENT

OBJECTIFS DU PROGRAMME

Financer le remplacement d'équipement médical évalué à plus de cent mille dollars.

TOTAL	42,294
TOTAL - À VOTER	42,294

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF NATURAL RESOURCES / MINISTÈRE DES RESSOURCES NATURELLES

(In thousands of dollars / En milliers de dollars)

2025-2026 ESTIMATE / PRÉVISIONS	2025-2026 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2026-2027 ESTIMATE / PRÉVISIONS
0	0	Capital Equipment / Biens d'équipement	60
7,400	9,200	Capital Improvements / Améliorations des biens immobiliers	12,050
6,050	5,550	Mine Infrastructure / Infrastructure minière	11,200
900	100	Musquash Watershed Infrastructure - Capital Improvements / Bassin hydrographique Musquash - Améliorations des biens immobiliers	4,300
3,000	3,000	Sentier NB Trail Infrastructure / Infrastructure du Sentier NB Trail	3,000
17,350	17,850	TOTAL	30,610

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF NATURAL RESOURCES / MINISTÈRE DES RESSOURCES NATURELLES

(In thousands of dollars / En milliers de dollars)

CAPITAL EQUIPMENT		BIENS D'ÉQUIPEMENT
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide for the purchase of equipment.		Assurer l'acquisition d'équipment.
TOTAL	60	TOTAL
CAPITAL IMPROVEMENTS		AMÉLIORATIONS DES BIENS IMMOBILIERS
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To carry out improvements to the Kingsclear Tree Nursery and other provincial infrastructure.		Améliorer les infrastructures du Pépinière Forestière Kingsclear et autre infrastructure provinciale.
TOTAL	12,050	TOTAL
MINE INFRASTRUCTURE		INFRASTRUCTURE MINIÈRE
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide capital investments in infrastructure and reclamation projects for mine sites.		Fournir des investissements en capital pour des projets d'infrastructure et le remise en état des sites miniers.
TOTAL	11,200	TOTAL
MUSQUASH WATERSHED INFRASTRUCTURE - CAPITAL IMPROVEMENTS		BASSIN HYDROGRAPHIQUE MUSQUASH - AMÉLIORATIONS DES BIENS IMMOBILIERS
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide for the betterment of the Musquash Watershed infrastructure.		Améliorer les infrastructures du bassin hydrographique Musquash.
TOTAL	4,300	TOTAL
SENTIER NB TRAIL INFRASTRUCTURE		INFRASTRUCTURE DU SENTIER NB TRAIL
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide for major repairs of Sentier NB Trail.		Réparations majeures du Sentier NB Trail.
TOTAL	3,000	TOTAL
TOTAL - TO BE VOTED	30,610	TOTAL - À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
NEW BRUNSWICK HOUSING CORPORATION / SOCIÉTÉ D'HABITATION DU NOUVEAU-BRUNSWICK

(In thousands of dollars / En milliers de dollars)

2025-2026 ESTIMATE / PRÉVISIONS	2025-2026 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2026-2027 ESTIMATE / PRÉVISIONS
0	0	Capital Community Housing Acquisition Fund / Fonds d'acquisition pour le logement communautaire de la capitale.........	15,375
0	0	Office Buildings - Capital Improvements / Bâtiments à bureaux - Améliorations des biens immobiliers.........................	2,594
34,731	34,731	Public Housing - Capital Construction / Logements publics - Installations permanentes..........................	50,213
9,354	9,354	Public Housing - Capital Improvements / Logements publics - Améliorations des biens immobiliers...........	9,635
44,085	44,085	TOTAL..	77,817

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
NEW BRUNSWICK HOUSING CORPORATION / SOCIÉTÉ D'HABITATION DU NOUVEAU-BRUNSWICK

(In thousands of dollars / En milliers de dollars)

CAPITAL COMMUNITY HOUSING ACQUISITION FUND / FONDS D'ACQUISITION POUR LE LOGEMENT COMMUNAUTAIRE DE LA CAPITALE

PROGRAM OBJECTIVES

To aid the community housing sector in the acquisition of rental properties in order to offer and maintain affordably priced housing.

OBJECTIFS DU PROGRAMME

Pour aider le secteur du logement communautaire à acquérir des propriétés locatives afin d'offrir et de maintenir des logements à prix abordable.

TOTAL	15,375	TOTAL

OFFICE BUILDINGS - CAPITAL IMPROVEMENTS / BÂTIMENTS À BUREAUX - AMÉLIORATIONS DES BIENS IMMOBILIERS

PROGRAM OBJECTIVES

Planning, design, and construction projects focused on the improvement, renovation, and modernization of New Brunswick Housing Corporation-owned office buildings.

OBJECTIFS DU PROGRAMME

Projets de planification, de conception et de construction axés sur l'amélioration, la rénovation et la modernisation des immeubles de bureaux appartenant à la Société d'habitation du Nouveau-Brunswick.

TOTAL	2,594	TOTAL

PUBLIC HOUSING - CAPITAL CONSTRUCTION / LOGEMENTS PUBLICS - INSTALLATIONS PERMANENTES

PROGRAM OBJECTIVES

Planning, design and construction services for public housing units.

OBJECTIFS DU PROGRAMME

Services de planification, de conception et de construction de logements publics.

TOTAL	50,213	TOTAL

PUBLIC HOUSING - CAPITAL IMPROVEMENTS / LOGEMENTS PUBLICS - AMÉLIORATIONS DES BIENS IMMOBILIERS

PROGRAM OBJECTIVES

To provide funding for capital maintenance for Public Housing.

OBJECTIFS DU PROGRAMME

Fournir un financement pour couvrir les coûts d'entretien dans les logements publics.

TOTAL	9,635	TOTAL
TOTAL - TO BE VOTED	77,817	TOTAL - À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL

(In thousands of dollars / En milliers de dollars)

2025-2026 ESTIMATE / PRÉVISIONS	2025-2026 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2026-2027 ESTIMATE / PRÉVISIONS
2,200	2,200	Deferred Maintenance Program / Programme d'entretien reporté	2,200
0	0	Strategic Infrastructure / Infrastructure stratégique	3,000
2,200	2,200	TOTAL	5,200

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL

(In thousands of dollars / En milliers de dollars)

DEFERRED MAINTENANCE PROGRAM		PROGRAMME D'ENTRETIEN REPORTÉ
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
Provides funding for capital maintenance improvements to New Brunswick universities and the Maritime College of Forest Technology.		Fournir un financement pour l'amélioration de l'entretien des immobilisations aux universités du Nouveau-Brunswick et au Collège de technologie forestière des Maritimes.
TOTAL	2,200	TOTAL
STRATEGIC INFRASTRUCTURE		INFRASTRUCTURE STRATÉGIQUE
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
Provides funding for capital investments on New Brunswick university campuses.		Fournir un financement pour les investissements en immobilisation sur les campus des universités du Nouveau-Brunswick.
TOTAL	3,000	TOTAL
TOTAL - TO BE VOTED	5,200	TOTAL - À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL

(In thousands of dollars / En milliers de dollars)

2025-2026 ESTIMATE / PRÉVISIONS	2025-2026 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2026-2027 ESTIMATE / PRÉVISIONS
30,500	30,500	Canada - New Brunswick Integrated Bilateral Agreement / Canada - Nouveau-Brunswick Entente bilatérale intégrée	30,000
2,575	2,575	Strategic Infrastructure Initiative / Initiative en matière d'infrastructure stratégique	9,480
33,075	33,075	TOTAL	39,480

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL

(In thousands of dollars / En milliers de dollars)

CANADA - NEW BRUNSWICK INTEGRATED BILATERAL AGREEMENT		**CANADA - NOUVEAU-BRUNSWICK ENTENTE BILATÉRALE INTÉGRÉE**
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide funding for the provincial contribution to the Canada - New Brunswick Integrated Bilateral Agreement.		Financer la contribution du gouvernement provincial au Canada - Nouveau-Brunswick Entente bilatérale intégrée.
TOTAL	30,000	TOTAL
STRATEGIC INFRASTRUCTURE INITIATIVE		**INITIATIVE EN MATIÈRE D'INFRASTRUCTURE STRATÉGIQUE**
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide capital investments in economic or community infrastructure that lead to incremental and ongoing community benefits.		Fournir des investissements en capital dans des infrastructures économiques ou communautaires qui entraînent des avantages communautaires supplémentaires et continus.
TOTAL	9,480	TOTAL
TOTAL - TO BE VOTED	39,480	TOTAL - À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL

(In thousands of dollars / En milliers de dollars)

2025-2026 ESTIMATE / PRÉVISIONS	2025-2026 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2026-2027 ESTIMATE / PRÉVISIONS
20,354	20,000	Nursing Home Services - Capital Improvements / Services des foyers de soins - Améliorations des biens immobiliers	21,781
3,000	5,000	Nursing Home Services - Capital Maintenance / Services des foyers de soins - Entretien	3,000
23,354	25,000	TOTAL	24,781

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL

(In thousands of dollars / En milliers de dollars)

NURSING HOME SERVICES - CAPITAL IMPROVEMENTS / SERVICES DES FOYERS DE SOINS - AMÉLIORATIONS DES BIENS IMMOBILIERS

PROGRAM OBJECTIVES

To provide funding to complete planned improvements to Nursing Homes.

OBJECTIFS DU PROGRAMME

Fournir un financement pour mener à bien les améliorations planifiées dans les foyers de soins.

TOTAL	21,781	TOTAL

NURSING HOME SERVICES - CAPITAL MAINTENANCE / SERVICES DES FOYERS DE SOINS - ENTRETIEN

PROGRAM OBJECTIVES

To provide funding for unplanned capital maintenance for Nursing Homes.

OBJECTIFS DU PROGRAMME

Fournir un financement pour couvrir les coûts d'entretien imprévus dans les foyers de soins.

TOTAL	3,000	TOTAL
TOTAL - TO BE VOTED	24,781	TOTAL - À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF TOURISM, HERITAGE AND CULTURE

MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE

(In thousands of dollars / En milliers de dollars)

2025-2026 ESTIMATE / PRÉVISIONS	2025-2026 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2026-2027 ESTIMATE / PRÉVISIONS
11,589	10,192	Capital Improvements / Amélioration des installations	7,176
7,428	8,825	Strategic Infrastructure / Infrastructure stratégique	12,915
19,017	19,017	TOTAL	20,091

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
(In thousands of dollars / En milliers de dollars)

CAPITAL IMPROVEMENTS		AMÉLIORATION DES INSTALLATIONS
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To carry out improvements to provincial parks, attractions and heritage sites.		Améliorer les installations de parcs provinciaux, d'attractions, et de sites patromoniaux.
TOTAL	7,176	TOTAL
STRATEGIC INFRASTRUCTURE		INFRASTRUCTURE STRATÉGIQUE
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide capital investments in strategic infrastructure projects.		Fournir des investissements en capital pour des projets d'infrastructure stratégique.
TOTAL	12,915	TOTAL
TOTAL - TO BE VOTED	20,091	TOTAL - À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE / MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

(In thousands of dollars / En milliers de dollars)

2025-2026 ESTIMATE / PRÉVISIONS	2025-2026 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2026-2027 ESTIMATE / PRÉVISIONS
92,550	91,289	Bridges / Ponts	93,605
313,036	342,679	Highways / Routes	353,727
25,000	27,000	Provincial-Municipal Highway Partnership / Partenariat pour les routes provinciales-municipales	30,000
76,028	71,497	Federal-Provincial Cost-Shared Program / Programme fédéral-provincial à frais partagés	69,583
39,000	39,000	Vehicle Management Agency / Agence de gestion des véhicules	44,000
529,651	457,897	Public Works and Infrastructure / Travaux publics et infrastructure	629,170
1,075,265	1,029,362	TOTAL	1,220,085

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

(In thousands of dollars / En milliers de dollars)

BRIDGES		PONTS
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide for the construction of bridges, ferries and ferry landings.		Permettre la construction de ponts, de traversiers et de débarcadères.
TOTAL	93,605	TOTAL
HIGHWAYS		**ROUTES**
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide for the construction and upgrading of highways.		Permettre la construction et l'amélioration de routes.
TOTAL	353,727	TOTAL
PROVINCIAL-MUNICIPAL HIGHWAY PARTNERSHIP		**PARTENARIAT POUR LES ROUTES PROVINCIALES-MUNICIPALES**
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide for capital work on provincially designated highways within municipalities.		Permettre l'exécution de travaux d'immobilisations sur les routes provinciales désignées dans les municipalités.
TOTAL	30,000	TOTAL
FEDERAL-PROVINCIAL COST-SHARED PROGRAM		**PROGRAMME FÉDÉRAL-PROVINCIAL À FRAIS PARTAGÉS**
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide funding for federal-provincial cost-shared projects for the construction and upgrading of highways and bridges.		Fournir un financement pour la réalisation de projets fédéraux-provinciaux à frais partagés en vue de la construction et de l'amélioration de routes et de ponts.
TOTAL	69,583	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

(In thousands of dollars / En milliers de dollars)

VEHICLE MANAGEMENT AGENCY		AGENCE DE GESTION DES VÉHICULES
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide for the purchase of vehicles and equipment for the various departments of the government of New Brunswick.		Assurer l'acquisition de véhicules et d'équipements pour les différents ministères du gouvernement du Nouveau-Brunswick.
TOTAL	44,000	TOTAL
PUBLIC WORKS AND INFRASTRUCTURE		TRAVAUX PUBLICS ET INFRASTRUCTURE
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide planning, design and construction services. (see Appendix A for additional details)		Offrir des services de planification, de conception et de construction. (voir l'annexe A pour plus de détails)
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
CAPITAL ADMINISTRATION	5,000	GESTION DES IMMOBILISATIONS
Administration of capital construction, improvement and renovation projects.		Administration des projets de construction, d'amélioration et de rénovation.
CAPITAL CONSTRUCTION	437,509	INSTALLATIONS PERMANENTES
Planning, design and construction services for public works and infrastructure.		Services de planification, de conception et de construction d'immeubles publics et de l'infrastructure.
CAPITAL IMPROVEMENTS	186,661	AMÉLIORATIONS DES BIENS IMMOBILIERS
Planning, design and construction services for projects involving the improvement and renovation of provincial infrastructure.		Services de planification, de conception et de construction pour l'amélioration et la rénovation de l'infrastructure provinciale.
TOTAL	629,170	TOTAL
TOTAL - DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE	1,220,085	TOTAL - MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
Less amounts authorized by law	118,912	Moins crédits autorisés par la loi
TOTAL - TO BE VOTED	1,101,173	TOTAL - À VOTER

APPENDIX A: PUBLIC WORKS AND INFRASTRUCTURE / ANNEXE A : TRAVAUX PUBLICS ET INFRASTRUCTURE
COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE / MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

(In thousands of dollars / En milliers de dollars)

2025-2026 ESTIMATE / PRÉVISIONS	2025-2026 REVISED / RÉVISÉES		2026-2027 ESTIMATE / PRÉVISIONS
		PROGRAM COMPONENTS / ÉLÉMENTS DU PROGRAMME	
4,000	4,000	Capital Administration / Gestion des immobilisations	5,000
		Capital Construction / Installations permanentes	
2,300	2,603	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	5,000
154,379	110,844	Education and Early Childhood Development / Éducation et Développement de la petite enfance	204,842
120,674	92,662	Health / Santé	133,337
54,850	42,888	Justice and Public Safety / Justice et Sécurité publique	60,130
0	6,500	Post-Secondary Education, Training and Labour / Education postsecondaire, Formation et Travail	9,800
13,700	13,685	Transportation and Infrastructure / Transports et Infrastructure	24,400
345,903	269,182	Total Capital Construction / Total des installations permanentes	437,509
		Capital Improvements / Améliorations des biens immobiliers	
37,740	44,209	Education and Early Childhood Development / Éducation et Développement de la petite enfance	36,500
400	400	Environment and Local Government / Environnement et Gouvernements locaux	0
65,187	62,945	Health / Santé	71,725
13,580	5,659	Justice and Public Safety / Justice et Sécurité publique	11,714
60	60	Legislative Assembly / Assemblée législative	60
2,031	2,031	New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick	302
3,900	5,448	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	6,060
56,850	63,963	Transportation and Infrastructure / Transports et Infrastructure	60,300
179,748	184,715	Total Capital Improvements / Total des améliorations des biens immobiliers	186,661
529,651	457,897	TOTAL - PUBLIC WORKS AND INFRASTRUCTURE / TOTAL - TRAVAUX PUBLICS ET INFRASTRUCTURE	629,170